EXHIBIT C


                         REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement is made and entered into as of October 2, 1996, by and among (i) ROCKSHOX, INC., a Delaware corporation (the "Company"); (ii) The Simons Revocable Trust, Debra W. Simons Grantor Retained Annuity Trust, Stephen W. Simons Grantor Retained Annuity Trust and The Simons Children Irrevocable Trusts (collectively, together with their Permitted Transferees (defined below), the "Simons Parties"); (iii) Paul Turner and the Turner Family LP (collectively, together with their Permitted Transferees, the "Turner Parties"); (iv) MCIT PLC (together with its Permitted Transferees, the "MCIT Parties"), and (v) John W. Jordan II Revocable Trust, David W. Zalaznick, Jonathan F. Boucher, John R. Lowden, Adam E. Max, A. Richard Caputo Jr., Thomas
H. Quinn, James E. Jordan Jr. Profit Sharing Plan & Trust, Paul A. Rodzevik and Leucadia Investors, Inc., (collectively, together with their Permitted Transfe-rees, the "Jordan Parties" and, together with the Simons Parties, the Turner Parties, and the MCIT Parties, the "Stockholders").

          WHEREAS, the Company's predecessor, RSx Holdings, Inc. ("Holdings"), and certain of the Stockholders have entered into a Subscription and Stockhold-ers Agreement, dated as of March 24, 1995 (the "Stockholders Agreement"), pursuant to which, among other things, Holdings granted the Stockholders certain registration rights with respect to their shares of common stock, par value $1.00 per share ("Holdings Common Stock"), of Holdings; and

          WHEREAS, the Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement relating to an initial public offering (the "Offering") of its common stock, par value $.01 per share ("Common Stock"); and

          WHEREAS, immediately prior to the consummation of the Offering, Holdings will be merged with and into the Company (the "Merger") and each share of Holdings Common Stock will be converted into 88.2 shares of Common Stock; and

          WHEREAS, the parties hereto desire to enter into this Agreement, which will replace and supersede the Stockholders Agreement.

          The parties hereby agree as follows:

          1.   Definitions
               -----------

          As used in this Agreement, the following terms shall have the follow-ing meanings:

          Demanding Holders:  Stockholders who have initiated a registration
          -----------------
request in compliance with Section 3(a) hereof. Such request may be initiated by not less than two of the Simons Parties, the Turner Parties, the MCIT Parties and the Jordan Parties. Any action required or permitted to be taken hereunder by any of the Simons Parties, the Turner Parties, the MCIT Parties or the Jordan Parties shall be taken by action of the holders of a majority of Registrable Securities held by the applicable Stockholders.

          Effective Date:  The date of the consummation of the Merger.
          --------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended.
          ------------

          Person:  Any individual, partnership, corporation, limited liability
          ------
company, trust, unit trust, unincorporated organization, government or agency or political subdivision thereof, or any other entity.

          Proceeding:  An action, claim, suit or proceeding (including, without
          ----------
limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that discloses information previ-ously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospec-tus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Registrable Securities:  The shares of Common Stock received by the
          ----------------------
Stockholders upon conversion of shares of Holdings Common Stock in the Merger, and at all times subsequent thereto, until such time as such shares of Common Stock (i) are effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering such shares, (ii) are saleable by the holder thereof pursuant to Rule 144(k) or (iii) are distributed for resale pursuant to Rule 144.

          Registration Statement:  Any registration statement of the Company
          ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such regis-tration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 under the Securities Act, as such Rule may be
          --------
amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Special Counsel:  Any special counsel to any of the Stockholders.
          ---------------

          underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

          2.   Effectiveness; Superseding Agreement.
               ------------------------------------

          This Agreement shall become effective on the Effective Date. Upon the Effective Date, this Agreement shall supersede any and all agreements, arrange-ments or understandings among any of the parties hereto concerning the subject matter hereof, including, without limitation, the Stockholders Agreement provided, however, that this Agreement shall in no way effect the Letter Agree-
--------  -------
ment, dated September 26, 1996, among the Company, MCIT PLC, Debra W. Simons Grantor Retained Annuity Trust, Stephen W. Simons Grantor Retained Annuity Trust and Turner Family LP.

          3.   Demand Registration
               -------------------

               (a)  Requests for Registration.  The Demanding Holders shall have
                    -------------------------
the right by written notice delivered to the Company (the "Demand Notice") to require the Company to register (a "Demand Registration") under and in accor-dance with the provisions of the Securities Act the number of Registrable Securities requested to be so registered pursuant to the terms of this Agree-ment.

          In no event shall the number of Demand Registrations pursuant to this
Section 3(a) exceed two for all Demanding Holders unless any Demand Registration does not become effective or is not maintained effective for the period required pursuant to this Section 3(a), or the amount of Registrable Securities to be registered on behalf of the holders requesting such Demand Registration is reduced by more than 50% pursuant to Section 3(b) hereof, then the Demanding Holders shall be entitled to an additional Demand

Registration in lieu thereof until such Demand Registration is declared and maintained effective for such period.

          Within 10 days after receipt by the Company of a Demand Notice, the Company shall give written notice of such Demand Notice to all other holders of Registrable Securities and shall,subject to the provisions of Section 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within 10 days after such notice is given by the Company to such holders.

          All requests made pursuant to this Section 3 will specify the number of Registrable Securities to be registered and the intended methods of disposi-tion thereof.

          If the Demanding Holders request that such Demand Registration be a "shelf" registration pursuant to Rule 415 under the Securities Act, the Company shall file such Demand Registration under Rule 415 and shall keep the Registra-tion Statement filed in respect thereof effective for a period that shall terminate on the earlier of (i) 180 days from the date on which the SEC declares such Registration Statement effective and (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

               (b)  Priority on Demand Registration.  If any of the Registrable
                    -------------------------------
Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the holders of such securities in writing that in its opinion the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to materially and adversely affect the success of such offering, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter can be sold, and such Registrable Securi-ties shall be allocated pro rata among the holders of Registrable Securities on
                        --- ----
the basis of the number or dollar amount of securities requested by such persons to be included in such offering.

               (c)  Postponement of Demand Registration.  The Company shall be
                    -----------------------------------
entitled to postpone, for a reasonable period of time not in excess of 90 days, the filing of a Registration Statement if the Company determines, in good faith exercise of its reasonable business judgment, that such registration and offering could materially adversely affect bona fide financing plans of the
                                           ---- ----

Company or would require disclosure of information, the premature disclosure of which could materially adversely affect the Company or any transaction under consideration by the Company.

          Upon the expiration of the postponement period, which period may be extended for an additional 90 days if the requirements of this Section 3(c) are met, the Company shall be required to file a Registration Statement covering the Registrable Securities requested to be registered.

          4.   Piggyback Registration
               ----------------------

               (a)  Right to Piggyback.  If at any time the Company proposes to
                    ------------------
file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement (i) on Form S-4 or Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or an offering made solely to employees of the Company), whether or not for its own account, then the Company shall give written notice of such proposed filing to the holders of Registrable Securities at least 30 days before the anticipated filing date. Such notice shall offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 4(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after notice has been given to the applicable holder (which request shall specify the intended method of distribu-tion). The holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

               (b)  Priority on Piggyback Registrations.  The Company shall
                    -----------------------------------
cause the managing underwriter of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of Common Stock, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter of such underwritten offering delivers an opinion to the holders of Registrable Securities that the total number or dollar amount of securities that such holders, the Company and any other Persons having rights to participate in such registration, propose to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of Common Stock to be offered (i) for the account of holders of Registrable Securities and (ii) for the account of all such other Persons (other than the Company) shall be reduced or limited pro rata in proportion to the respective dollar amounts of Common
           --- ----
Stock requested by such persons to be included in such offering.

               (c)  Registration of Securities Other than Registrable Secu-
                    -------------------------------------------------------
rities.  Without the written consent of the holders of a majority of the then
------
outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted, if exercised, would not otherwise conflict or be inconsistent with the provisions of, this Agreement.

          5.   Hold-Back Agreements
               --------------------

               (a)  Restrictions on Public Sale by Holders of Registrable
                    -----------------------------------------------------
Securities.  Each holder of Registrable Securities agrees, in connection with
----------
any sale of securities by the Company and in connection with any Registration Statement filed pursuant to Section 3 or Section 4 hereof, if requested (pursu-ant to a timely written notice) by the Company or the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company's securities, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 180 days after, the closing date of each underwritten offering made by the Company or pursuant to such Registration Statement.

          The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall
                                  --------  -------
undertake in its request to participate in any such underwritten offering, not to effect any public sale or distribution of the class of securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided 90 days' prior written notice of such sale or distribution to the managing underwriter or underwriters.

               (b)  Restrictions on Public Sale by the Company.  The Company
                    ------------------------------------------
agrees that without the written consent of the managing underwriter in an under-written offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 3 or Section 4 hereof, it will not effect any public or private sale or distribution of any of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 180-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement (except (i) as part of such underwritten registration, (ii) pursuant to registrations on Form S-4 or Form S-8 or any successor forms thereto or filed solely in connec-tion with an offering made solely to employees of the Company, (iii) in connec-tion with an exchange offer or (iv) in connection with the acquisition of assets by the Company or its subsidiaries).

          6.   Registration Procedures
               -----------------------

          In connection with the Company's registration obligations pursuant to
Section 3 or Section 4 hereof, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

               (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act that shall be available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein. Before filing any Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration State-ment, the Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, the Special Counsel and such underwriters, if any; provided, however, that the Company shall not be required to deliver to such
--------  -------
holders a copy of any such document that has not been materially changed from a copy of such document that was previously delivered to such holders. The Compa-ny shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would or would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such Registration Statement, the Special Counsel or the managing underwriter, if any, shall reasonably object, in writing, on a timely basis unless, in the opinion of the Company, such filing is necessary to comply with applicable law.

               (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein with respect to the disposition of the Registrable Securities covered thereby; cause the related Prospectus to be supplemented by any required Pro-spectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accor-dance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supple-mented.

               (c) Notify the selling holders of Registrable Securities, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing:

                    (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration State-ment or any post-effective amendment, when the same has become effective,
                    (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information (provided, that
                                                               --------
the Company shall not be required to notify the holders or the Special Counsel of all "comment" letters or the Company's responses thereto to the holders or the Special Counsel unless such letters request information from or about the holders),

                    (iii) of the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,

                    (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 6(n) (including any underwriting agreement) below cease to be true and correct,

                    (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose,

                    (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and

                    (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

               (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

               (e) If requested by the managing underwriters, if any, or any holder of Registrable Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holder reasonably agree should be included therein as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement; provided, however, that the
                                               --------  -------
Company shall not be required to take any actions under this Section 6(e) that are not, in the opinion of counsel for the Company, in compliance with applica-ble law.

               (f) Furnish to each selling holder of Registrable Securities, the Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated therein by reference or deemed incorporat-ed therein by reference and all exhibits, unless requested in writing by such holder, Special Counsel or underwriter).

               (g) Deliver to each selling holder of Registrable Securities, the Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

               (h) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Secu-rities for offer and sale under the securities or Blue Sky laws of such juris-dictions within the United States as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however,
                                                             --------  -------
that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

               (i) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Secu-rities to the underwriters.

               (j) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other govern-mental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder's busi-ness, in which case the Company will cooperate in all respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

               (k) Upon the occurrence of any event contemplated by Section 6(c)(vi) or 6(c)(vii) above, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.





















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

               (l) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities ex-change, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on The Nasdaq Stock Market National Market if the securities so qualify; in each case, if requested by the holders of a majority of shares of the Registrable Securities covered by such Registra-tion Statement or the managing underwriters, if any.

               (m) Prior to the effective date of the Registration Statement relating to the Registrable Securities, (i) provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities.

               (n) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offer-
ings) and take all such other actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connec-tion, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                     (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incor-porated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and, if true, confirm the same if and when requested;

                    (ii) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwrit-ers, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, including without limitation the matters referred to in Section 6(n)(i) above;

                    (iii) use its reasonable best efforts to obtain "cold com-fort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and

                    (iv) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

               (o) Make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, if any, and any attorney or accoun-tant retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or
                        --------  -------
documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confi-dential by such Persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities or (iii) disclosure of such records, information or documents, in the opinion of counsel to such Person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act). Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in viola-tion of law.

               (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfy-ing the provisions of Section 11(a) of the Securities Act and Rule 158





















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
thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such informa-tion regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v), 6(c)(vi) or 6(c)(vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration State-ment or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospec-tus.

          7.   Registration Expenses
               ---------------------

          All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or selling holders in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 6(h) hereof)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable

Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in Section 6(n)(iii) hereof (including the expenses of any "cold comfort" letters required by this Agree-ment), (vi) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc. and (vii) fees and expenses of all other Persons retained by the Company. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

          In addition, whether or not any of the Registration Statements become effective, the Company shall pay the reasonable fees and disbursements of a Special Counsel for each of the Simons Parties, the Turner Parties, the MCIT Parties and the Jordan Parties, in each case, together with appropriate local counsel.

          The Company shall not be required to pay any underwriter's fees and expenses (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of Registrable Securities.

          8.   Indemnification
               ---------------

               (a)  Indemnification by the Company.  The Company shall, without
                    ------------------------------
limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are registered pursuant to this Agreement, the officers, directors, agents and employees of each of them, each Person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, the costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses") to be reimbursed prompt-ly, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company shall not be
                           --------  -------
liable to any holder of Registrable Securities to the extent that (A) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if
(i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Regis-trable Security to the person asserting the claim from which such losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplement-ed, such holder thereafter fails to deliver such Prospectus as so amended and supplemented, prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Losses arise.

               (b)  Indemnification by Holder of Registrable Securities.  In
                    ---------------------------------------------------
connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information relating to such holder, as such, or the Registrable Securities being sold by such holder (the "Holder Information") as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any Holder Information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and that such Holder Informa-tion was solely relied upon by the Company in preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event shall the liabili-ty of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder directly from the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemni-ties from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

               (c)  Conduct of Indemnification Proceedings.  If any Person shall
                    --------------------------------------
be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribu-tion pursuant hereto; provided, however, that the delay or failure to so notify
                      --------  -------
the indemnifying party shall not relieve the indemnifying party from any obliga-tion or liability except to the extent that the indemnifying party has been prejudiced materially by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the
                   --------  -------
right to employ separate counsel in any such claim or Proceeding and to partici-pate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (1) the indemnifying party agrees to pay such fees and expenses; (2) the indemnifying party fails promptly to assume the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or (3) counsel for the indemnified party advises the indemnifying party in writing that there are issues that raise conflicts of interest between the indemnified party and the indemnifying party; in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding; provided,
                                                                      --------
however, that the indemnifying party shall not, in connection with any one such
-------
claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allega-tions or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable.

          Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within five days of written notice thereof to the indemnifying party (regardless of whether it is ultimately deter-mined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party shall not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any Proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 8, unless such judgment, settlement or other termination includes as an uncondi-tional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indem-nified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

               (d)  Contribution.  If the indemnification provided for in this
                    ------------
Section 8 is unavailable to an indemnified party under Section 8(a) or 8(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to informa-tion supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata alloca-
                                                              --- ----
tion or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contrib-ute any amount in excess of the amount by which the net proceeds (after deduct-ing the aggregate underwriters' discount) received by such indemnifying party from the sale of such

Registrable Securities exceeds the amount of any damages that such indemnifying party has otherwise been required to pay (including, without limitation, pursuant to any other indemnification or contribution obligation such indemnify-ing party may have) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresen-tation.

          The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this Section 8 shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any Stockholder or any termination of this Agreement.

          9.   Rule 144
               --------

          The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such filing requirements.

          10.  Underwritten Registrations
               --------------------------

          If any Demand Registration is an underwritten offering, the holders of a majority of the Registrable Securities included in such offering shall select the investment banker or bankers and managers to administer the offering; provided, that such investment banker or bankers and managers shall be reason-
--------
ably satisfactory to the Company. If any Piggyback Registration is an under-written offering, the Company shall have the right to select the investment banker or investment bankers and managers to administer the offering.

          11.  Miscellaneous
               -------------

               (a)  Remedies.  In the event of a breach by the Company of its
                    --------
obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

               (b)  Amendments and Waivers.  The provisions of this Agreement,
                    ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registra-tion Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided,
                                                                   --------
however, that the provisions of this sentence may not be amended, modified, or
-------
supplemented except in accordance with the provisions of the immediately preced-ing sentence.

               (c)  Notices.  All notices and other communications provided for
                    -------
or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecop-ier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                    (x) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 11(d), which address initially is, with respect to each Holder, the address set forth on his respective signature page attached hereto; and

                    (y) if to the Company, at 401 Charcot Avenue, San Jose, California 95131, Telecopier Number (408) 232-7496, Attention: Chief Financial Officer;

or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

               (d)  Owner of Registrable Securities.  The Company will maintain,
                    -------------------------------
or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation, the giving of notices under this Agreement.

               (e)  Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each holder of any Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement (i) until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transfer-ee's acceptance of such rights and obligations (any such transferee, a "Permit-ted Transferee") or (ii) if the transferor notifies the Company in writing on or prior to such transfer that the transferee shall not have such rights.

               (f)  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g)  Headings.  The headings in this Agreement are for conve-
                    --------
nience of reference only and shall not limit or otherwise affect the meaning hereof.

               (h)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

               (i)  Severability.  If any term, provision, covenant or re-
                    ------------
striction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, cove-nants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

               (j)  Entire Agreement.  This Agreement is intended by the parties
                    ----------------
as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

               (k)  Attorneys' Fees.  In any action or proceeding brought to
                    ---------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                    ROCKSHOX, INC.


                    By:   /s/ Stephen Simons
                         -------------------------------------------------------
                         Name:   Stephen Simons
                                ------------------------------------------------
                         Title:  President
                                 -----------------------------------------------

                                    THE SIMONS PARTIES

                                        THE SIMONS REVOCABLE TRUST


                                        By:  /s/ Debra W. Simons
                                             ------------------------------
                                             Name:  Debra W. Simons
                                                    -----------------------
                                             Title:
                                                     ----------------------

                                        By:  /s/ Stephen Simons
                                             ------------------------------
                                             Name:  Stephen Simons
                                                    -----------------------
                                             Title:
                                                     ----------------------

                                        DEBRA W. SIMONS GRANTOR RETAINED
                                           ANNUITY TRUST


                                        By:  /s/ ILLEGIBLE SIGNATORY
                                             ------------------------------
                                             Name:
                                                    -----------------------
                                             Title:
                                                     ----------------------

                                        By:  /s/ Stephen Simons
                                             ------------------------------
                                             Name:  Stephen Simons
                                                    -----------------------
                                             Title:
                                                     ----------------------

                                        STEPHEN W. SIMONS GRANTOR RETAINED
                                           ANNUITY TRUST


                                        By:  /s/ ILLEGIBLE SIGNATORY
                                             ------------------------------
                                             Name:
                                                    -----------------------
                                             Title:
                                                     ----------------------

                                        By:  /s/ Stephen Simons
                                             ------------------------------
                                             Name:  Stephen Simons
                                                    -----------------------
                                             Title:
                                                     ----------------------

                                        THE SIMONS CHILDREN IRREVOCABLE TRUSTS


                                        By:  /s/ Debra Simons
                                             ------------------------------
                                             Name:  Debra Simons
                                                    -----------------------
                                             Title:
                                                     ----------------------

                                        By:  /s/ Stephen Simons
                                             ------------------------------
                                             Name:  Stephen Simons
                                                    -----------------------
                                             Title:
                                                     ----------------------

                                        Address for Notice:
                                        c/o RockShox, Inc.
                                        401 Charcot Avenue
                                        San Jose, California  95131

                                    THE TURNER PARTIES


                                         /s/ Paul Turner
                                        -----------------------------------
                                                  Paul Turner

                                        TURNER FAMILY LP


                                        By:   /s/ Paul Turner
                                              -----------------------------
                                              Name:  Paul Turner
                                                     ----------------------
                                              Title:
                                                      --------------------

                                        Address for Notice:
                                        c/o RockShox, Inc.
                                        401 Charcot Avenue
                                        San Jose, California  95131

                                     THE MCIT PARTIES

                                        MCIT PLC


                                        By:   /s/ James Jordan
                                              -----------------------------
                                              Name:  James Jordan
                                                     ----------------------
                                              Title:
                                                      ---------------------


                                        Address for Notice:
                                        c/o Jordan/Zalaznick Advisors, Inc.
                                        9 West 57th Street
                                        New York, New York  10019

                                   THE JORDAN PARTIES

                                        JOHN W. JORDAN II REVOCABLE TRUST


                                        By:   /s/ John W. Jordan II
                                              -----------------------------
                                              Name:  John W. Jordan II
                                                     ----------------------
                                              Title:  Trustee
                                                      ---------------------


                                          /s/ David W. Zalaznick
                                        -----------------------------------
                                              David W. Zalaznick


                                          /s/ Jonathan F. Boucher
                                        -----------------------------------
                                              Jonathan F. Boucher


                                          /s/ John R. Lowden
                                        -----------------------------------
                                              John R. Lowden


                                          /s/ Adam E. Max
                                        -----------------------------------
                                              Adam E. Max


                                          /s/ A. Richard Caputo, Jr.
                                        -----------------------------------
                                              A. Richard Caputo, Jr.


                                          /s/ Thomas H. Quinn
                                        -----------------------------------
                                              Thomas H. Quinn

                                        JAMES E. JORDAN JR. PROFIT SHARING
                                           PLAN & TRUST


                                        By:   /s/ James E. Jordan
                                              -----------------------------
                                              Name:  James E. Jordan
                                                     ----------------------
                                              Title:
                                                      ---------------------


                                          /s/ Paul A. Rodzevik
                                        -----------------------------------
                                              Paul A. Rodzevik


                                        Address for Notice:
                                        c/o The Jordan Company
                                        9 West 57th Street
                                        New York, New York  10019

                                        LEUCADIA INVESTORS, INC.


                                        By:   /s/ ILLEGIBLE SIGNATORY
                                              -----------------------------
                                              Name:
                                                     ----------------------
                                              Title:
                                                      ---------------------

                                        Address for Notice:
                                        315 Park Avenue South
                                        New York, New York  10010